As filed with the Securities and Exchange Commission on January 26, 2024

Securities Act File No. 033-48220

Investment Company Act File No. 811-06687

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 49	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 51	☒

THE GABELLI MONEY MARKET FUNDS

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

John C. Ball

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Peter Goldstein, Esq.	Michael R. Rosella, Esq.
The Gabelli Money Market Funds	Paul Hastings LLP
One Corporate Center	200 Park Avenue
Rye, New York 10580-1422	New York, New York 10166

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b);or
☐	on ________ pursuant to paragraph (b);or
☐	60 days after filing pursuant to paragraph (a)(1);or
☐	on ________ pursuant to paragraph (a)(1);or
☐	75 days after filing pursuant to paragraph (a)(2);or
☐	on ________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Gabelli U.S. Treasury
Money Market Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions? Call 800-GABELLI or your investment representative.

The Gabelli U.S. Treasury

Money Market Fund (the “Fund”)

A Portfolio of The Gabelli Money

Market Funds

Share Class	Ticker Symbol
Class AAA Shares	GABXX
Class A Shares	GBAXX
Class C Shares	GBCXX

PROSPECTUS

January 26, 2024

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to provide high current income consistent with the preservation of principal and liquidity.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA, Class A, or Class C shares of the Fund. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below.

	Class AAA Shares	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fees	$5.00	$5.00	$5.00
Exchange Fee	None	None	None
Account Closeout Fee	$5.00	$5.00	$5.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.08%	0.08%	0.08%

Expense Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you pay the maximum contingent deferred sales charge (you had exchanged into the Fund when you were still subject to a deferred sales charge (for Class A and C shares only)), and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$13	$31	$50	$108
Class A Shares	$13	$31	$50	$108
Class C Shares	$113	$31	$50	$108

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You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$8	$26	$45	$103
Class A Shares	$8	$26	$45	$103
Class C Shares	$8	$26	$45	$103

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 99.5% of its total assets in cash, U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury strips (“U.S. Treasury Obligations”), and repurchase agreements that are collateralized fully by such obligations or cash and at least 80% of its net assets in U.S. Treasury Obligations and repurchase agreements that are collateralized fully by such obligations. Currently, the Fund invests exclusively in such U.S. Treasury Obligations.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Within these requirements, the Fund will seek to maintain a net asset value of $1.00 per share. Other requirements pertain to the maturity, liquidity, and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. In addition, the dollar-weighted average maturity for all securities contained in the Fund is required to be sixty days or less. The Fund will also limit its dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset date) to 120 days.

The Fund qualifies as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose liquidity fees. While the Fund’s Board of Trustees (the “Board”) may elect to subject the Fund to liquidity fees in the future, it has not elected to do so at this time.

The Manager may consider the following factors when buying and selling securities for the Fund: (i) portfolio liquidity and (ii) redemption requests.

Principal Risks

You may want to invest in the Fund if:

●	you desire a fund with lower expenses than the average U.S. Treasury money market fund

●	you seek stability of principal more than growth of capital or high current income

●	you seek income free from state and local taxes

●	you intend to exchange into other Gabelli sponsored mutual funds

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured

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or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund’s yield will fluctuate as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. The following are the principal risks that could reduce the Fund’s income level and/or share per price:

●	Government Money Market Fund Risk. The Fund is a “government money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “government money market fund” is a money market fund that invests 99.5 percent or more of its total assets in cash, government securities, and repurchase agreements that are collateralized fully. As a “government money market fund,” the Fund can value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. Changes in government regulations may adversely affect the value of a security held by the Fund. These changes may result in reduced yields for money market funds, including the Fund. The SEC or other regulators may adopt additional money market fund reforms impacting the Fund’s structure, operation, or performance.

●	U.S. Treasury Securities Risk. U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter). However, from time to time, a high national debt level, and uncertainty regarding negotiations to increase the U.S. government’s debt ceiling and periodic legislation to fund the government, could increase the risk that the U.S. government may default on its obligations and/or lead to a downgrade of the credit rating of the U.S. government. Such an event could adversely affect the value of investments in securities backed by the full faith and credit of the U.S. government and the Fund’s ability to preserve the value of your investment, and lead to significant disruptions in U.S. and global markets.

●	Credit Risk. The risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease.

●

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund. The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known.

●	Interest Rate Risk. This risk refers to the decline in the prices of fixed income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund

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expenses out of Fund assets and could impair the Fund’s ability to maintain a stable net asset value. Recently, the Federal Reserve has been raising interest rates from historically low levels. The Federal Reserve’s aggressive increases to the federal funds rate may present a greater risk than has historically been the case due to the previous prolonged period of low interest rates and the market’s reaction to the Federal Reserve’s initiatives. Furthermore, there is no way of predicting or knowing when, or if, the Federal Reserve may enact cuts to the federal funds rate.

●	Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the Fund’s ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the Fund may impair the Fund’s ability to maintain a stable net asset value.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing the Fund’s average annual returns for one year, five years, and ten years. For current 7 day yield information on the Fund, call 800-GABELLI (800-422-3554). As with all mutual funds, the Fund’s past performance does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI U.S. TREASURY MONEY MARKET FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

3%
2%
1%
0%
0.00%
0.01%
0.23%
0.79%
1.78%
2.16%
0.51%
0.00%
1.47%
1.47%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

During the calendar years shown in the bar chart, the highest return for a quarter was 1.35% (quarter ended December 31, 2023), and the lowest return for a quarter was 0.00% (quarter ended September 30, 2021).

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Average Annual Total Returns (for the years ended December 31, 2023)	Past One Year	Past Five Years	Past Ten Years
Class AAA Shares
Return Before Taxes	4.79%	1.72%	1.10%
Class A Shares
Return Before Taxes	4.79%	1.72%	1.10%
Class C Shares
Return Before Taxes	4.79%	1.72%	1.10%

Management

The Manager. Gabelli Funds, LLC

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA shares must be at least $10,000 ($3,000 for registered shareholders of other mutual funds managed by the Manager or its affiliates). The minimum initial exchange investment requirement for Class A and Class C shares must be at least $3,000. The minimum initial investment is $1,000 for Individual Retirement Accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”), or Coverdell Education Savings Plans. There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

Class A and Class C shares are offered only as an exchange option for shareholders currently holding Class A or Class C shares of another mutual fund managed by the Manager or its affiliates (a “Gabelli Fund”). Class A and Class C shares are not available for direct investment by shareholders.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), by personal delivery or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554). Fund shares held in an IRA may not be redeemed through the telephone or Internet.

Fund shares can also be purchased or sold through a broker-dealer or other financial intermediary that has entered into a selling agreement with G.distributors, LLC, the Fund’s distributor and an affiliate of the Manager (“G.distributors” or the “Distributor”).

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or capital gains to taxable investors.

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INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund seeks to provide high current income consistent with the preservation of principal and liquidity. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.

Under normal market conditions, the Fund invests at least 99.5% of its total assets in cash, U.S. Treasury Obligations and repurchase agreements that are collateralized fully by such obligations or cash and at least 80% of its net assets in U.S. Treasury Obligations and repurchase agreements that are collateralized fully by such obligations. Currently, the Fund invests exclusively in such U.S. Treasury Obligations. The Fund attempts to maintain a constant net asset value per share (“NAV”) of $1.00 per share by purchasing only securities with 397 days or less remaining to maturity. In addition, the dollar-weighted average maturity of the Fund’s portfolio is required to be sixty days or less and its dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) must be limited to 120 days. However, price stability is not guaranteed, and there is no assurance that the Fund will avoid losses to principal if interest rates rise sharply in an unusually short period of time.

Prior to April 2, 2024, the Fund is only required to hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Effective April 2, 2024, pursuant to amendments made to Rule 2a-7 by the SEC, the Fund will be required to hold at least 25% of its total assets in “daily liquid assets” and at least 50% of its total assets in “weekly liquid assets.” Therefore, after April 2, 2024, the Fund will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 25% of its total assets in Daily Liquid Assets. Rule 2a-7 under the 1940 Act defines Daily Liquid Assets as: (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature, as determined without reference to interest rate readjustments, or are subject to a demand feature that is exercisable and payable within one business day; or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. In addition, effective April 2, 2024, the Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 50% of its total assets in Weekly Liquid Assets. Rule 2a-7 under the 1940 Act defines Weekly Liquid Assets as: (i) cash; (ii) direct obligations of the U.S. Government; (iii) government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that: (A) are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest; and (B) have a remaining maturity date of sixty days or less; (iv) securities that will mature, as determined without reference to interest rate readjustments, or are subject to a demand feature that is exercisable and payable within five business days; or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities. Additionally, the Fund may not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

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Money market funds are subject to diversity, liquidity, credit quality, and maturity requirements pursuant to SEC rules. The Fund qualifies as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose liquidity fees. While the Board may elect to subject the Fund to liquidity fees in the future, it has not elected to do so at this time.

The Fund’s yield will fluctuate as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. The following are the principal risks that could reduce the Fund’s income level and/or share per price:

●

U.S. Treasury Securities Risk. U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter). However, from time to time, a high national debt level, and uncertainty regarding negotiations to increase the U.S. government’s debt ceiling and periodic legislation to fund the government, could increase the risk that the U.S. government may default on its obligations and/or lead to a downgrade of the credit rating of the U.S. government. Such an event could adversely affect the value of investments in securities backed by the full faith and credit of the U.S. government and the Fund’s ability to preserve the value of your investment, and lead to significant disruptions in U.S. and global markets. Regulatory or market changes could increase demand for U.S. government securities and affect the availability of such instruments for investment and the Fund’s ability to pursue its investment strategies.

Because of the rising U.S. government debt burden, it is possible that the U.S. government could fail to meet its financial obligations, or that securities issued or backed by the U.S. government could experience credit downgrades. Such a credit event could adversely affect the financial markets and the Fund.

●	Government Money Market Fund Risk. The Fund is a “government money market fund,” as such term is defined or interpreted under the rules governing money market funds. A “government money market fund” is a money market fund that invests 99.5 percent or more of its total assets in cash, government securities, and repurchase agreements that are collateralized fully. As a “government money market fund,” the Fund can value its securities using the amortized cost method to seek to maintain a stable $1.00 share price. Changes in government regulations may adversely affect the value of a security held by the Fund. These changes may result in reduced yields for money market funds, including the Fund. The SEC or other regulators may adopt additional money market fund reforms impacting the Fund’s structure, operation, or performance.

●	Credit Risk. The risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the Fund’s share price could also decrease. A high credit rating indicates a high degree of confidence by

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the rating organization that the issuer will be able to withstand adverse business, financial, or economic conditions and make interest and principal payments on time. A lower credit rating indicates a greater risk of non-payment. Changes in the credit rating of a debt security held by the Fund could have a similar effect. The Fund’s credit quality restrictions apply at the time of purchase; the Fund will not necessarily sell securities if they are downgraded by a rating agency.

●

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.

Although the Federal Reserve has raised the federal funds rate, there is no guarantee that such increases will be effective at lowering inflation. Unanticipated or persistent inflation may have a material and adverse impact on the financial conditions or operating results of issuers in which the Fund may invest, which may cause the value of the Fund’s investments to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of any specific investments or specific issuers.

●	Interest Rate Risk. This risk refers to the decline in the prices of fixed income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of Fund assets and could impair the Fund’s ability to maintain a stable net asset value. Recently, the Federal Reserve has been raising interest rates from historically low levels. The Federal Reserve’s aggressive increases to the federal funds rate may present a greater risk than has historically been the case due to the previous prolonged period of low interest rates and the market’s reaction to the Federal Reserve’s initiatives. Furthermore, there is no way of predicting or knowing when, or if, the Federal Reserve may enact cuts to the federal funds rate.

●

Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Such events may adversely affect the Fund, its investments, and the value of your investment in the Fund.

The fallout from the COVID-19 pandemic and its subsequent variants, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced, and could continue to experience, particularly large losses as a result of the new variants of COVID-19.

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●	Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the Fund’s ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the Fund may impair the Fund’s ability to maintain a stable net asset value.

●	Market Risk. Global economies and financial markets are increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolios may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, there is significant uncertainty around how the Russian invasion of Ukraine and the conflict in Israel and Gaza will evolve, as well as the potential economic impacts to the U.S. that could result from the conflicts. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. In addition, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including the United States. The effects of the COVID-19 pandemic, or other future epidemics or pandemics, to public health and business and market conditions, including exchange trading suspensions and closures, may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown and cannot be predicted.

●

Risks Relating to Russia’s Invasion of Ukraine. Russia’s military invasion of Ukraine, which began in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased volatility and uncertainty in the financial markets and adversely affected regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may have unpredictable effects on financial and capital markets globally.

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The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could continue to result in significant market disruptions, including in the oil and natural gas markets, and may continue to negatively affect global supply chains (including global food supplies), inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any exposure the Fund may have to Russian issuers or issuers in other countries directly affected by the invasion.

Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

MANAGEMENT OF THE FUND

The Manager. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment manager to the Fund (the “Manager”). The Manager makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board. The Manager also manages several other open-end and closed-end investment companies in the Gabelli family of funds (“Gabelli Fund Complex” or “Fund Complex”). The Manager is a New York limited liability company organized in 1999 and a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a publicly held company listed on the OTCQX.

As compensation for its services and the related expenses borne by the Manager, the Manager is entitled to receive a fee, computed daily and payable monthly, equal on an annual basis to 0.08% of the Fund’s average daily net assets (the “Management Fee”). The Manager has agreed to bear all of the Trust’s expenses, except for (a) the fee payable to the Manager, (b) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with the securities transactions, and (c) litigation and indemnification expenses and any other extraordinary expenses not incurred in the ordinary course of Trust’s business. Furthermore, pursuant to its terms, the expense limitation agreement has been terminated.

The Fund’s semiannual report to shareholders for the period ending March 31, 2024, will contain a discussion of the basis of the Board’s determination to continue the investment management arrangements.

CLASSES OF SHARES

Three classes of the Fund’s shares are offered by this Prospectus — Class AAA shares, Class A shares, and Class C shares. Class A and Class C shares are not currently available for new purchases other than by exchanges from Class A or Class C shares of other funds in the Gabelli Fund Complex.

The Fund’s Class AAA shares are offered to: (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or similar service or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

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Contingent Deferred Sales Charge

The Fund’s contingent deferred sales charge (“CDSC”) payable upon redemption of Class A and Class C shares (in certain circumstances) is 1.00%. In each case, the CDSC is based on the NAV at the time of redemption. Regardless of the exceptions described herein, you will not pay a CDSC to the extent that the value of any redeemed shares of the Fund represents reinvestments of distributions.

The table below summarizes the differences among the classes of shares.

	Class AAA Shares	Class A Shares	Class C Shares
Front End Sales Load?	No	No	No
Contingent Deferred Sales Charge?	No	Yes, except for (i) redemptions of Class A shares of the Fund that had been invested previously in Class A shares of another Gabelli Fund and had paid the applicable front end sales load at the time of such purchase, (ii) redemptions of Class A shares of the Fund that had been previously invested in another Gabelli Fund as part of an investment that is greater than $1,000,000 and for the time period required to avoid the payment of such Gabelli Fund’s CDSC (typically up to and including the last day of the eighteenth month from purchase), or (iii) exchanges of Class A shares of the Fund for Class A shares of another Gabelli Fund.	Yes, however, the CDSC will not apply (i) to redemptions of shares that have been invested previously in a Gabelli Fund for the time period required to avoid the payment of such Gabelli Fund’s CDSC (typically up to and including the last day of the twelfth month), or (ii) upon the exchange of Class C shares of the Fund for Class C shares of another Gabelli Fund.
Rule 12b-1 Fee	None	None	None
Convertible to Another Class?	No	No	No
Fund Expense Levels	Same as Class A and Class C shares	Same as Class AAA and C shares	Same as Class AAA and A shares

PURCHASE OF SHARES

You can purchase the Fund’s Class AAA shares on any Business Day.

●	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “The Gabelli U.S. Treasury Money Market Fund” to:

By Mail	By Personal Delivery
The Gabelli Funds	The Gabelli Funds
P.O. Box 219204	c/o SS&C GIDS
Kansas City, MO 64121-9204	430 W 7th Street, Suite 219204
Kansas City, MO 64105-1407

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You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, and the name of the fund. If a shareholder pays for shares by check, the shareholder will begin to earn daily dividends on the first Business Day following receipt of the check.

●	By Internet. You may open an account over the Internet at www.gabelli.com.

●	By Bank Wire or ACH System. To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: The Gabelli U.S. Treasury Money Market Fund

Account #

Account of [Registered Owners]

●	By Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Fund’s Transfer Agent, SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), will not charge you for receiving wire transfers. If your wire is received by the Fund before noon (Eastern Time) on a business day, you will begin earning dividends on the day of receipt.

Class A and Class C shares may only be acquired through an exchange of Class A or Class C shares, respectively, of another fund in the Gabelli Fund Complex. You can acquire the Fund’s Class A or Class C shares on any Business Day.

Share Price. The Fund sells its Class AAA shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. If you purchase shares by check, your shares will not be issued until the first Business Day after receipt of your check and you will not be entitled to earn a daily dividend until then. The Fund sells its Class A and Class C shares based on the NAV next determined after the time as of which the Fund receives your exchange request. See “Pricing of Fund Shares” for a description of the calculation of the NAV.

Minimum Investments. Your minimum initial investment in Class AAA shares must be at least $10,000 ($3,000 for registered shareholders of other mutual funds managed by the Manager or its affiliates). See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” regarding minimum investment amounts applicable to such plans. Your minimum initial exchange investment requirement must be at least $3,000 for Class A and Class C shares. The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Financial intermediaries may have different minimum investment requirements.

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Additional Purchase Information

General. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. Class A and Class C shares may only be purchased via exchange from Class A or Class C shares of another mutual fund managed by the Manager or its affiliates.

Customer Identification Program. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Retirement Plans/Education Savings Plans. The Fund makes available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares also may be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” For Class AAA, A, and C, the minimum initial investment in all such retirement plans is $1,000. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan. The Fund offers an automatic monthly investment plan. For Class AAA shares, there is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares beyond seven (7) days when the NYSE is closed, when trading on the NYSE is restricted (as determined by the Securities and Exchange Commission (“SEC”)), or when an emergency exists (as determined by the SEC), and the Fund cannot sell its portfolio securities or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions. Additionally, the right of redemption may be suspended if the Fund needs to rely on Rule 22e-3 under the 1940 Act in order to facilitate an orderly liquidation of the Fund.

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For Class AAA shares, the Fund redeems its shares based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives your redemption request in proper form, subject in some cases to a redemption fee as described below. For Class A and Class C shares, the Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in all cases to a CDSC, with exceptions, as described under “Classes of Shares — Contingent Deferred Sales Charge.” The check writing feature is not available for Class A and Class C shares.

The Fund will charge your account $5.00 for each telephone request for bank wire redemption under $5,000 or telephone request for redemption by check. The Fund will also charge a $5.00 account close-out fee when you redeem all shares in your account, except for Fund exchanges and wire transfers. These charges will be paid to the Fund’s Transfer Agent and will reduce the transfer agency expenses otherwise payable by the Fund. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days.

You may redeem shares through the Distributor, directly from the Fund through the Transfer Agent, or through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or other financial intermediary will transmit a redemption order to SS&C GIDS on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund or, if applicable, its authorized designee, receives the request in proper form.

●	By Letter. You may mail a letter requesting redemption of shares to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

●	By Telephone or the Internet. (For Class AAA shares only.) Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with SS&C GIDS by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States), or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If SS&C GIDS properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither SS&C GIDS nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Manager (see “Exchange of Shares”). Among the procedures that SS&C GIDS may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

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1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days and charge you $5.00 for this service.

2.	Telephone or Internet Redemption By Bank Wire or ACH System. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send a wire or ACH system credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day unless your redemption order was received by noon in which case the proceeds will normally be wired on the same Business Day. The Fund will deduct a wire fee (currently $5.00) from your account if you redeem less than $5,000.

●	Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with SS&C GIDS. Call 800-GABELLI (800-422-3554) for more information about this plan.

●	By Check. (For Class AAA shares only.) You may write checks on your account with the Fund in the amount of $500 or more. Simply request the check writing service on your subscription order form and the Fund will send you checks. The Fund will not honor a check if (i) you purchased shares by check and the check has not cleared, (ii) the check would close out your account, (iii) the amount of the check is higher than funds available in your account, (iv) the check is written for less than $500, or (v) the check contains an irregularity in the signature or otherwise. In the case of (iii), (iv), and (v), SS&C GIDS will charge your account a $15 fee. The Fund may change or terminate the check writing service or impose additional charges at any time.

Involuntary Redemption. The Fund may redeem all shares in your account (other than an IRA or Coverdell education savings account) if the value falls below $1,000 as a result of redemptions. You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000. For Class A and Class C shares, the Distributor will waive any CDSC in connection with an involuntary redemption.

Redemption Proceeds. The Fund expects to meet redemption requests typically by selling portfolio assets, with holdings of cash and cash equivalents, or by drawing on its line of credit. In certain circumstances, the Fund may meet a redemption request in-kind, as described under “Redemption In Kind.” These methods of meeting redemption requests are expected to be used in both normal and stressed market conditions. A redemption request received by the Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by wire, the Fund will normally wire the funds according to the wire instructions you provide, within three business days after receipt of your redemption request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan you may not receive proceeds from your redemption until the check clears or ten days following the purchase, whichever is earlier. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request. Typically, the Fund receives redemption requests through the National Securities

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Clearing Corporation (“NSCC”) system, which is utilized by financial intermediaries to submit requests on behalf of their clients or customers who hold shares of the Fund in “street name.” In such circumstances, the Fund expects redemption proceeds to be delivered via the NSCC system within three business days after receipt of a redemption request. The NSCC system is not used for shareholders whose accounts are held at the Fund’s transfer agent (as opposed to shareholders whose accounts are hold in “street name” at a broker or other financial intermediary).

Redemption In Kind. The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, the Fund may pay your redemption proceeds in portfolio securities if you redeem more than $250,000 over the preceding three months, and the Manager believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. In such an instance, the Fund would communicate to you its intention to meet your redemption request in portfolio securities. Securities received in kind will remain subject to the risk of market fluctuations until sold; however, the Fund would distribute to you from its portfolio of investments only securities that the Manager determines are readily marketable. The specific security or securities to be distributed will be selected at the discretion of the Board or its designee(s), subject to any applicable laws or regulations, and could be individual securities, a representative basket of securities or a pro-rata slice of the Fund’s portfolio. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. Payments would be made in portfolio securities only in instances where the Trust’s Board (or its delegate) believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss on your shares redeemed. Deductibility of capital losses are subject to limitations. Additionally, you may incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Please see “Redemption of Shares” in the SAI for additional information.

Frequent Purchases and Redemptions of Fund Shares. Money market funds are often used by investors for short term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without redemption fees. For this reason, the Board has determined not to adopt policies and procedures, or impose redemption fees or other restrictions such as minimum holding periods, in order not to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares will increase the Fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the Manager. Most portfolio transaction costs are not included in the Fund’s annual operating expenses shown in the Fund’s fee table in the prospectus, but do detract from the Fund’s performance. However, the Fund reserves the right to limit or restrict purchases in the Fund if it is in the best interest of the Fund’s existing shareholders.

The boards of the various Gabelli non-money market mutual funds have approved policies and procedures that are intended to discourage abusive trading practices in these mutual funds and that may apply to exchanges from or into the Fund. If you plan to exchange your Fund shares for shares of a non-money market mutual fund, please read the prospectus of that other mutual fund.

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EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of any other open-end fund in the Gabelli Fund Complex based on its relative NAVs at the time of exchange without imposition of the CDSC. Upon exchange into another Gabelli Fund, such shares may be subject to the CDSC applicable to the selected Gabelli Fund, which will be calculated by excluding the time such shares were held in this Fund but including the time such shares were initially held in a Gabelli Fund prior to the exchange into this Fund. You should read the prospectus of the Gabelli Fund whose shares you wish to acquire through an exchange. The Fund also offers an automatic monthly exchange privilege. To obtain a list of the funds whose shares you may acquire through an exchange or details on the automatic monthly exchange privilege, call 800-GABELLI (800-422-3554).

In effecting an exchange:

●	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

●	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

●	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

●	you may realize a taxable gain or loss (subject to certain loss limitation rules) because the exchange is treated as a sale for federal income tax purposes;

●	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain a prospectus; and

●	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Transfer Agent, or through your financial intermediary that has entered into the appropriate selling agreement with the Distributor.

●	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).

●	Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

●	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Fund may impose limitations from time to time on Internet exchanges.

The Fund or any of the other funds in the Gabelli family of funds may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you.

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Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund or the Manager in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

The NAV of the Fund’s Class AAA, Class A, and Class C shares are calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined at 12:00 noon (Eastern Time) and as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). The NAV is computed by dividing the value of the Fund’s net assets i.e., the value of its securities and other assets less its liabilities including expenses payable or accrued but excluding capital stock and surplus by the total number of its shares outstanding at the time the determination is made. The Fund uses the amortized cost method of valuing its portfolio securities to maintain a constant net asset value of $1.00 per share. The Fund relies on Rule 2a-7 under the 1940 Act to use the amortized cost valuation method to stabilize the purchase and redemption price of its shares at $1.00 per share. This method of valuation involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of interest rate fluctuations on the market value of the securities. While reliance on Rule 2a-7 should enable the Fund, under most conditions, to maintain a $1.00 share price, there can be no assurance that the Fund will be able to do so, and an investment in the Fund is neither insured nor guaranteed by the U.S. Government.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) for securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading or foreign or other exchanges are closed, but before trading on the NYSE is closed. Securities and other assets for which market quotations are not readily available are fair valued as determined by the Manager, as the “valuation designee,” as such term is defined in Rule 2a-5(e)(4) of the 1940 Act, pursuant to Fair Value Procedures adopted pursuant to Rule 2a-5 under the 1940 Act. The Board oversees the Manager in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

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Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and short term capital gains will be declared daily and paid monthly, and distributions of net long term capital gains, if any, will be paid annually. They will be automatically reinvested at NAV in additional shares of the Fund unless you instruct the Fund to pay all dividends and distributions in cash. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution will generally be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital. There is no fixed dividend rate, and there can be no assurance that the Fund will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may be different for different classes of shares of the Fund.

If you purchase shares prior to 12:00 noon (Eastern Time) by bank wire, you will receive the full dividend for that day. If you purchase shares by bank wire between noon and 4:00 p.m. (Eastern Time) or by check, you will receive a full dividend beginning the next Business Day based on 4:00 p.m. pricing on that day. If you redeem shares prior to 12:00 noon (Eastern Time) on any Business Day, you will not earn that day’s dividend, but the redemption proceeds are available that day if redemption proceeds are to be paid by bank wire. If you redeem shares between noon and 4:00 p.m. (Eastern Time), you will earn that day’s dividend, but the redemption proceeds are not available until the next Business Day if redemption proceeds are to be paid by bank wire. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short term capital gains (i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income if you are a U.S. shareholder. Distributions of net long term capital gains, if any, are taxable to you at long term capital gain rates no matter how long you have owned your shares. The Fund’s distributions, whether you receive them in cash or reinvest them in additional shares of the Fund will be taxable to investors subject to federal income tax and, generally also will be subject to applicable state or local taxes except to the extent distributions are derived from U.S. Treasury securities. A redemption of the Fund’s

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shares or an exchange of the Fund’s shares for shares of another fund will be treated for tax purposes as a sale or exchange of the Fund’s shares, and any gain you realize on such a transaction generally will be taxable. The deductibility of a capital loss may be subject to certain limitations.

Dividends and other distributions by the Fund are generally treated as received by you at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November, or December of any calendar year to shareholders of record on a specified date in such a month will generally be deemed for tax purposes to have been received by each shareholder on December 31 of such year, provided such dividend is actually paid by the Fund during January of the following year.

After the end of each calendar year, the Fund will provide you with information about the distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to federal backup withholding on your distributions and redemption proceeds. If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Fund must withhold, as backup withholding, a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. The Fund does not consider taxes to be of primary importance in implementing its investment strategy. Additional discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, or tax-exempt organization or other person subject to special tax rules please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

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As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports on paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance for the Fund for the past five fiscal years of the Fund’s Class AAA, Class A, and Class C shares. The total returns in the table represent the percentage amount that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the annual report, which is available upon request.

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The Gabelli U.S. Treasury Money Market Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions				Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (a)	Net Realized Gain (Loss) on Investments		Total from Investment Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income	Operating Expenses Net of Fees Waived, Reimbursed, and Assumed by the Manager(b)		Operating Expenses Before Fees Waived, Reimbursed, and Assumed by the Manager
Class AAA
2023	$1.0000	$0.0458	$0.0000	(c)	$0.0458	$(0.0458)	$(0.0458)	$1.0000	4.57%	$4,204,087	4.58%	0.08%		0.08%
2022	1.0000	0.0074	(0.0010)		0.0064	(0.0064)	(0.0064)	1.0000	0.61	2,715,462	0.61	0.07	(d)	0.08
2021	1.0000	0.0001	0.0000	(c)	0.0001	(0.0001)	(0.0001)	1.0000	0.01	1,631,179	0.01	0.07	(d)	0.08
2020	1.0000	0.0092	0.0003		0.0095	(0.0095)	(0.0095)	1.0000	0.94	2,801,348	0.92	0.08		0.08
2019	1.0000	0.0224	0.0000	(c)	0.0224	(0.0224)	(0.0224)	1.0000	2.26	2,913,094	2.24	0.08		0.08
Class A
2023	$1.0000	$0.0458	$0.0000	(c)	$0.0458	$(0.0458)	$(0.0458)	$1.0000	4.57%	$36,858	4.58%	0.08%		0.08%
2022	1.0000	0.0074	(0.0010)		0.0064	(0.0064)	(0.0064)	1.0000	0.61	7,194	0.61	0.07	(d)	0.08
2021	1.0000	0.0001	0.0000	(c)	0.0001	(0.0001)	(0.0001)	1.0000	0.01	6,685	0.01	0.07	(d)	0.08
2020	1.0000	0.0092	0.0003		0.0095	(0.0095)	(0.0095)	1.0000	0.94	12,952	0.92	0.08		0.08
2019	1.0000	0.0224	0.0000	(c)	0.0224	(0.0224)	(0.0224)	1.0000	2.26	6,327	2.24	0.08		0.08
Class C
2023	$1.0000	$0.0458	$0.0000	(c)	$0.0458	$(0.0458)	$(0.0458)	$1.0000	4.57%	$1,130	4.58%	0.08%		0.08%
2022	1.0000	0.0074	(0.0010)		0.0064	(0.0064)	(0.0064)	1.0000	0.61	1,356	0.61	0.07	(d)	0.08
2021	1.0000	0.0001	0.0000	(c)	0.0001	(0.0001)	(0.0001)	1.0000	0.01	1,667	0.01	0.07	(d)	0.08
2020	1.0000	0.0092	0.0003		0.0095	(0.0095)	(0.0095)	1.0000	0.94	3,966	0.92	0.08		0.08
2019	1.0000	0.0224	0.0000	(c)	0.0224	(0.0224)	(0.0224)	1.0000	2.26	3,044	2.24	0.08		0.08

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions.
(a)	Net investment income per Class AAA, Class A, and Class C Shares before expenses reimbursed by the Manager for the fiscal years ended September 30, 2022 and 2021 was $0.0061 and $0.0001, respectively. There was no expense reimbursement for the fiscal years ended September 30, 2023, 2020, and 2019.
(b)	Effective October 1, 2017, the Manager has assumed all expenses of operating the Fund except the annual Management Fee of 0.08%.
(c)	Amount represents less than $0.00005 per share.
(d)	During the fiscal years ended September 30, 2022 and 2021, the Manager waived management fees of $117,816 and $265,420 to prevent a negative yield.

23

The Gabelli U.S. Treasury Money Market Fund

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and annual reports to shareholders contain additional information on the Fund’s investments.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli Fund Complex, request other information, and discuss your questions about the Fund by mail, toll free telephone or the Internet as follows:

The Gabelli U.S. Treasury Money Market Fund

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s Prospectus, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

●	Free from the Fund’s website at www.gabelli.com.

●	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.

●	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File Number 811-06687)

THE GABELLI U.S. TREASURY MONEY MARKET FUND

A PORTFOLIO OF THE GABELLI MONEY MARKET FUNDS

STATEMENT OF ADDITIONAL INFORMATION

January 26, 2024

This Statement of Additional Information (“SAI”), which is not a prospectus, describes The Gabelli U.S. Treasury Money Market Fund (the “Fund”), which is the only series of The Gabelli Money Market Funds, a Delaware statutory trust (the “Trust”). This SAI should be read in conjunction with the Trust’s prospectus for Class AAA shares, Class A shares, and Class C shares of the Fund, dated January 26, 2024. Portions of the Fund’s Annual Report to Shareholders are incorporated by reference into this SAI. For a free copy of the prospectus or the Fund’s Annual Report to Shareholders, please contact the Fund at the address, telephone number, or Internet website printed below.

One Corporate Center

Rye, New York 10580-1422

Telephone 800-GABELLI (800-422-3554)

www.gabelli.com

Share Class	Ticker Symbol
Class AAA Shares	GABXX
Class A Shares	GBAXX
Class C Shares	GBCXX

i

GENERAL INFORMATION

The Trust is a diversified, open-end, management investment company organized under the laws of the State of Delaware as a Delaware statutory trust on May 21, 1992. The Fund commenced investment operations on October 1, 1992.

INVESTMENT STRATEGIES AND RISKS

The Fund’s prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies. Although the Fund reserves the right to use repurchase agreements, the Fund will not engage in such activity until further notice. The Fund’s investment objective is fundamental and may be changed only by the affirmative vote of at least a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). A majority of the Fund’s outstanding securities is defined as the lesser of (i) 67% of the Fund’s shares represented at a meeting of shareholders at which the holders of 50% or more of the Fund’s outstanding shares are represented in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares.

General

All investments purchased by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund’s portfolio (on a dollar-weighted basis) will be sixty days or less. The maturities of variable rate demand instruments held in the Fund’s portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate readjustment, although the stated maturities may be in excess of 397 days. The weighted average life of the Fund’s portfolio will be 120 days or less.

Prior to April 2, 2024, the Fund is required to hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Effective April 2, 2024, the Fund will be required to hold at least 25% of its total assets in “daily liquid assets” and at least 50% of its total assets in “weekly liquid assets.” Therefore, after April 2, 2024, the Fund will not acquire any security other than a Daily Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 25% of its total assets in Daily Liquid Assets. Rule 2a-7 under the 1940 Act defines Daily Liquid Assets as (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature, as determined without reference to interest rate readjustments, or are subject to a demand feature that is exercisable and payable within one business day; or (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. In addition, effective April 2, 2024, the Fund will not acquire any security other than a Weekly Liquid Asset if, immediately after the acquisition, the Fund would have invested less than 50% of its total assets in Weekly Liquid Assets. Rule 2a-7 under the 1940 Act defines Weekly Liquid Assets as (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress that: (A) are issued at a discount to the principal amount to be repaid at maturity; and (B) have a remaining maturity date of 60 days or less; (iv) securities that will mature, as determined without reference to interest rate readjustments, or are subject to a demand feature that is exercisable and payable within five business days; or (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

As set forth in the prospectus, under normal market conditions, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury obligations and repurchase agreements that are collateralized fully by such obligations or cash and at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements that are collateralized fully by such obligations.

U.S. Treasury Obligations

U.S. Treasury Securities. The Fund will invest in U.S. Treasury securities, including bills, notes, and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. They differ primarily in their interest rates and the lengths of their maturities.

Components of U.S. Treasury Securities. The Fund may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations, or one or more of the interest payments scheduled to be paid on such obligations. Component parts of U.S. Treasury notes or bonds are created through the U.S. Treasury Department’s STRIPS program. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, or (iii) book entries at a Federal Reserve member bank representing ownership of Treasury obligation components, and may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments, or both on certain U.S. Treasury notes or bonds. The underlying U.S. Treasury notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Government Money Market Fund

The Fund is intended to be governed as a “government money market fund,” as defined by Rule 2a-7 under the 1940 Act. The Fund seeks to maintain a stable $1.00 net asset value per share. As a government money market fund, the Fund is not required to consider the imposition of discretionary liquidity fees under Rule 2a-7, but it may choose to rely on the ability to impose discretionary liquidity fees provided that it: (i) complies with the requirements of Rule 2a-7; (ii) discloses the potential imposition of discretionary liquidity fees in its summary prospectus; and (iii) provides investors with prior notice. Liquidity fees are most likely to be imposed during times of extraordinary market stress and will generally be set by the Fund’s Board of Trustees (the “Board”) to restore the Fund’s market-based NAV per share. Additionally, the Board generally expects that a liquidity fee would be imposed, if at all, after the Fund has notified financial intermediaries and shareholders that a liquidity fee will be charged. At its discretion, the Board may terminate a liquidity fee at any time if it determines that setting a liquidity fee is no longer in the best interests of the Fund and its shareholders.

As a government money market fund, the Fund is required to invest at least 99.5% of its total assets in cash, Government Securities, and repurchase agreements collateralized by cash or Government Securities. “Government Securities” generally means any security issued or guaranteed as to principal or interest by the U.S. government or certain of its agencies or instrumentalities, or any certificate of deposit for the foregoing.

Money Market Fund Reform

In July 2023, the Securities and Exchange Commission (the “SEC”) adopted amendments to the rules that govern registered money market funds. The reforms impact money market funds differently depending on the types of investors permitted to invest in a fund, the types of securities in which a fund may invest, and the principal investments of a money market fund. These amendments, among other changes: (i) modify the existing liquidity fee framework for non-government money market funds, although government money market funds may still opt-in to the discretionary liquidity fee framework; (ii) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024; and (iii) allow government money market funds and retail money market funds to engage in certain practices in order to maintain a stable net asset value in a negative interest rate environment. When implemented, such amendments could impact the Funds’ operations, performance, yields, and operating expenses. In addition, the SEC may adopt additional amendments to money market fund regulation in the future. These changes may adversely affect the return potential of the Fund.

Discretionary Liquidity Fees

The Fund may opt-in to imposing discretionary liquidity fees if the Board determines that doing so is in the best interests of shareholders. Once imposed, a discretionary liquidity fee must be applied to all shares redeemed and must remain in effect until the Board determines that imposing such liquidity fee is no longer in the best interests of the Fund. The liquidity fee may not exceed two percent (2%) of the value of the shares redeemed. A government money market fund is not required to consider the imposition of discretionary liquidity fees under Rule 2a-7; however, it may choose to rely on the ability to impose discretionary liquidity fees provided that it: (i) complies with the requirements of Rule 2a-7; (ii) discloses the potential imposition of discretionary liquidity fees in it summary prospectus; and (iii) provides investors with prior notice.

Illiquid Securities

The Fund may invest up to 5% of its total assets in repurchase agreements that have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or subject to legal or contractual restrictions on resale. Gabelli Funds, LLC, the investment adviser to the Fund (the “Manager”), however, does not currently intend to employ such investments. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, corporate bonds, and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. That there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a non-exclusive “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund’s Manager anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act are not deemed to be illiquid. The Fund would treat such securities as illiquid until such time that the Manager determines that they are readily marketable. In reaching liquidity decisions, the Trust’s Manager would consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of how the marketplace trades, e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Repurchase Agreements

The Fund may enter into repurchase agreements, which are agreements to purchase securities (the “underlying securities”) from a bank which is a member of the Federal Reserve System, or from a well-established securities dealer, and the bank or dealer agrees to repurchase the underlying securities from the Fund, at the original purchase price, plus specified interest, at a specified future date; however, the Manager does not currently intend to employ such investments and the Fund will not engage in such activity until further notice. The Fund will enter into repurchase agreements only where the underlying securities (1) are of the type (excluding maturity limitations) which the Fund’s investment policies and restrictions would allow it to purchase directly and (2) are “marked to market” on a daily basis, so that the market value of the underlying securities, including interest accrued, is equal to or in excess of the value of the repurchase agreement. The period until maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund’s money is invested in the security. The U.S. Treasury obligations held as collateral are valued daily, and if the value of these instruments decline, the Fund may require additional collateral.

With respect to engaging in repurchase agreements, the Fund’s risk would primarily be that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligations are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

In addition, interest income derived from repurchase agreements is not considered to be income derived from U.S. Treasury obligations and is not exempt from state and local income taxes. In addition, some states require that, in order for the state tax exempt character of the Fund’s interest from U.S. Treasury obligations to pass through to its shareholders, the Fund must maintain specified minimum levels of the Fund’s total assets in U.S. Treasury obligations. If the level of non U.S. Treasury obligations (including repurchase agreements) exceeds a state’s limit for this pass through, then none of the Fund’s interest income would be exempt from state or local income tax in that state for the applicable year. While the Fund does not specifically limit the amount of repurchase agreements that it can enter into, the Fund will endeavor to maintain the levels necessary to preserve the pass through of the Fund’s state tax exempt interest income from U.S. Treasury obligations.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect a Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. In addition, local, regional or global events such as war, including Russia's invasion of Ukraine, the Hamas terrorist attacks, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, tariffs, rising interest rates and/or a return to unfavorable economic conditions could impair a Fund’s ability to achieve its investment objective.

Israel-Hamas Conflict Risk

In October 2023, Hamas terrorists infiltrated Israel’s southern border from the Gaza Strip and conducted a series of attacks on civilian and military targets. Hamas also launched extensive rocket attacks on the Israeli population and industrial centers located along Israel’s border with the Gaza Strip and in other areas within the State of Israel. Following the attack, Israel’s security cabinet declared war against Hamas, and a military campaign was initiated. These events may result in significant market disruptions and may adversely affect regional and global economies. Furthermore, the conflict between Israel and Hamas and the involvement of the United States and other countries could present material uncertainty and risk with respect to the Fund and the performance of the Fund’s investments or operations, and the Fund’s ability to achieve its investment objectives. To the extent that third parties, investors, or related customer bases have material operations or assets in Israel or Palestine, they may have adverse consequences related to the ongoing conflict. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.

Regulation and Government Intervention Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity.

Governments, their regulatory agencies, or self-regulatory organizations may take actions that the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to stockholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and required the implementation of a liquidity risk management program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund.

Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Funds’ operating environment and therefore its investment performance.

The outbreak of COVID-19 has negatively affected economies, markets and individual companies in the United States and throughout the world. The effects of this pandemic to public health and business and market conditions may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Special Risks Related to Cybersecurity

The Fund and its service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyberattacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyberattacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

The Fund’s investment objectives and the following investment restrictions are fundamental and cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act).

As a matter of fundamental policy, the Trust may not, on behalf of the Fund:

1.	Purchase any security other than obligations of the U.S. government, including repurchase agreements with respect to such securities;

2.	Borrow money, except from banks for temporary, extraordinary, or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, or for clearance of transactions; borrowing in the aggregate may not exceed 30% of the value of the Fund’s total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings exceed 5% of the Fund’s total assets;

3.	Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money from banks; or (c) purchasing securities on a “when-issued” or “delayed delivery” basis;

4.	Make loans of the Fund’s portfolio securities, except through repurchase agreements;

5.	Purchase securities on margin (except that the Fund may obtain such short term credits as may be necessary for clearance of transactions);

6.	Act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws;

7.	Make short sales or maintain a short position;

8.	Buy or sell real estate or interests in real estate, including real estate limited partnerships;

9.	Acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

10.	Make investments for the purpose of exercising control or management;

11.	Invest in interests in or leases related to oil, gas or other mineral exploration, or development programs; or

12.	Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

In addition, as a matter of operating policy, the Trust will not on behalf of the Fund invest more than 25% of the Fund’s total assets in any industry other than the U.S. government.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions, except that there is an ongoing asset coverage requirement in the case of borrowings. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

PORTFOLIO HOLDINGS INFORMATION

In order to comply with Rule 2a-7 under the 1940 Act, information concerning the Fund’s portfolio holdings, as well as its dollar-weighted average maturity and weighted average life, will be posted on the Fund’s website at www.gabelli.com, five business days after the end of each month, and will remain posted on the website for six months thereafter.

Employees of the Manager and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Manager have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Manager with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Manager have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-PORT or N-CSR or (b) provided to a third party for legitimate business or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Manager’s legal department or outside counsel, as described below. The Manager will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Manager’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered “interested persons” as defined in the 1940 Act (the “Independent Trustees”). These policies further provide that no officer of the Fund or employee of the Manager shall communicate with the media about the Fund without obtaining the advance consent of the Chief Operating Officer of the Manager, or Chief Executive Officer, or General Counsel of the parent company of the Manager.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data).

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Manager;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board where such entity has agreed to keep such data confidential at least until it has been made public by the Manager. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential at least until it has been made public by the Manager;

5.	To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential at least until it has been made public by the Manager and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Manager.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to its typesetter on a semiannual basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis, with no time lag. The names of the Fund’s administrator, sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. Broadridge Financial Solutions, Inc. provides the Fund’s proxy voting service. Donnelley Financial Solutions and Appatura provide typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Manager.

Other than these arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Manager, nor any of the Manager’s affiliates will accept on behalf of itself, its affiliates, or the Fund, any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

TRUSTEES AND OFFICERS

Under Delaware law, the Trust’s Board is responsible for establishing the Fund’s policies and for overseeing management of the Fund. The Board also elects the Trust’s officers who conduct the daily business of the Fund. Information pertaining to the Trustees and officers is set forth below.

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex(3) Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships

INTERESTED TRUSTEE(4):

Mario J. Gabelli Chair and Chief Investment Officer 1942	Since 1992	31(8)	Chair, Co-Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT TRUSTEES(5):

Elizabeth C. Bogan Trustee 1944	Since 2017	12	Senior Lecturer in Economics at Princeton University	—

Anthony J. Colavita(6) Trustee 1935	Since 1992	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Trustee 1943	Since 1992	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert C. Kolodny(7) Trustee 1944	Since 2006	2	Physician; Medical Director and Chairman of the Board of the Behavioral Medicine Institute; Managing Member of KBS Management LLC (investment adviser); Managing General Partner of KBS Partnership, KBS III Investment Partnership, KBS IV Limited Partnership (1990-2016), KBS New Dimensions, L.P. (1993-2015), Kolodny Family Limited Partnership (private investment partnerships)	—

Anthonie C. van Ekris(6) Trustee 1934	Since 1992	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

Ronald S. Eaker Vice President and Portfolio Manager 1960	Since 1992	Senior Portfolio Manager of Gabelli Fixed Income LLC and its predecessors since 1987

Judith Raneri Vice President and Portfolio Manager 1967	Since 1997	Portfolio Manager of Gabelli Funds, LLC since 1997; Former Senior Portfolio Manager, Secretary, and Treasurer of The Treasurer’s Fund, Inc. and a member of its Investment and Credit Review Committee

Peter Goldstein Secretary and Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

John C. Ball President, Treasurer, and Principal Financial and Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Fund’s Amended and Restated By Laws and Agreement and Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” or the “Gabelli Funds Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment manager.
(5)	Trustees who are not considered to be “interested persons” of the Fund, as defined in the 1940 Act, are considered to be “Independent Trustees”.
(6)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of several funds, which are part of the Gabelli Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master, Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Manager.
(7)	Dr. Kolodny is the managing general partner of the following private investment partnerships for which GAMCO Asset Management Inc. (“GAMCO”), a registered investment adviser under common control with the Manager, serves as an investment adviser providing portfolio management for these entities and receives an advisory fee: KBS Partnership (“KBS”) and KBS III Investment Partnership (“KBS III”). For the calendar years ended December 31, 2022 and December 31, 2023, respectively, GAMCO received the following amounts for the services it provided to these private investment partnerships: (i) KBS- $36,440 and $32,158 and (ii) KBS III- $71,364 and $64,336.
(8)	As of December 31, 2023, there are a total of 50 registered investment companies in the Fund Complex. Of the 50 registered investment companies, Mr. Gabelli serves as a director or trustee for 31 funds, sole portfolio manager of 6 funds, and part of the portfolio management team of 14 funds.

The Board believes that each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Manager, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained in large part through the Trustee’s business, consulting, or public service positions, and through experience from service as a member of the Board and one of more of the other funds in the Fund Complex, public companies, non-profit entities or other organizations as set forth above and below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Mario J. Gabelli, CFA. Mr. Gabelli is Chair of the Board of Trustees of the Fund. Mr. Gabelli is Chair, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GAMI”), an OTC- listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc., each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GAMI, and the Chair of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chair of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chair of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, since 2004 and has been CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (“CIBL”), a public holding company that was spun-off from LICT in 2007, since 2007 and as Executive Chairman since February 2020. He served as the Chair of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as the CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chair of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Elizabeth C. Bogan, Ph.D. Dr. Bogan has been Senior Lecturer in Economics at Princeton University since 1992. She was formerly Chair of the Economics and Finance Department, Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration. She received a Bachelor’s degree in Economics from Wellesley College, an M.A. degree in Quantitative Economics from the University of New Hampshire, and a Ph.D. degree in Economics from Columbia University.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is Chairman of the Fund’s Nominating Committee and a member of the Fund’s Audit and ad hoc Proxy Voting Committees. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and his Juris Doctor from Fordham University School of Law.

Vincent D. Enright. Mr. Enright is the Lead Independent Trustee of the Fund, Chairman of the Fund’s Audit Committee, a member of the Fund’s Nominating Committee, and a member of both multi-fund ad hoc Compensation Committees (described below under “Trustee—Leadership Structure and Oversight Responsibilities”). He has been designated as the Fund’s Audit Committee Financial Expert. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright was a senior executive and Chief Financial Officer of KeySpan Corp., an energy public utility, for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its compensation committee and as a member of its audit committee. He is a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Robert C. Kolodny, M.D. Dr. Kolodny is Medical Director and Chairman of the Board of the Behavioral Medicine Institute. He sits on the board of other funds in the Fund Complex. In addition to also being a Director of The John Dewey Academy, a residential college preparatory therapeutic high school in Massachusetts, Dr. Kolodny has over forty years of investment experience as managing member or managing general partner of numerous investment partnerships. He is also the founder and managing member of KBS Management, LLC, that was a New Hampshire registered investment adviser from 2006-2019 but is now a private investment entity. Dr. Kolodny previously served as a director for the Lynch Corporation (a publicly traded company) and Tremont Partners (a private investment firm). Dr. Kolodny is the author or co-author of numerous articles and books on medical and psychological topics, and has lectured at leading medical schools in the U.S. on these and other subjects. He received a Bachelor’s degree from Columbia University and his Doctorate in Medicine from the Washington University School of Medicine.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company for over twenty years. Mr. van Ekris is a member of the Fund’s Nominating and ad hoc Proxy Voting Committees. He serves on the boards of other funds in the Gabelli Fund Complex and as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Enright as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Trustees. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Gabelli Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds, and some of the Fund’s Trustees may from time to time also serve on this separate committee.

All of the Fund’s Trustees, other than Mr. Gabelli, are Independent Trustees, and the Board believes they are able to provide effective oversight of the Trust’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Trust’s operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Manager, the sub-administrator and the officers of the Trust are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Trust through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Manager at Board meetings the levels and types of risks, being undertaken by the Trust, and the Audit Committee discusses the Trust’s risk management and controls with the independent registered public accounting firm engaged by the Trust. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Trust’s Chief Compliance Officer regarding compliance matters relating to the Trust and its major service providers, including results of the implementation and testing of the Trust’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Trust’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Trust because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Fund does not have a standing Compensation Committee (although some of the individuals who are Trustees of the Fund participate in multi-fund ad hoc Compensation Committees described above).

The Fund’s Audit Committee consists of two members, Messrs. Enright (Chairman) and Colavita, who are both Independent Trustees. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 14, 2023. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Fund’s independent registered public accounting firm. During the fiscal year ended September 30, 2023, the Audit Committee met twice.

The Fund’s Nominating Committee consists of three members: Messrs. Colavita (Chairman), Enright, and van Ekris, who are Independent Trustees. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended September 30, 2023.

The Fund’s ad hoc Proxy Voting Committee consists of two members: Messrs. Colavita and van Ekris. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Manager, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended September 30, 2023.

Trustee Ownership of Fund Shares Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee as of December 31, 2023.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*

INTERESTED TRUSTEE:
Mario J. Gabelli	E	E

INDEPENDENT TRUSTEES:
Elizabeth C. Bogan	A	E
Anthony J. Colavita	E	E
Vincent D. Enright	E	E
Robert C. Kolodny	E	E
Anthonie C. van Ekris	E	E

*	Key to Dollar Ranges- Information as of December 31, 2023
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2023, by certain Independent Trustees or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Manager.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$14,331	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$654	*
Anthony J. Colavita	Same	M-Tron Industries Inc.	Common Stock	$41,662	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$217,200	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$13,508	*
Anthonie C. van Ekris	Same	CIBL	Common Stock	$42,480	*
Anthonie C. van Ekris	Same	M-Tron Industries Inc.	Common Stock	$39,270	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$616	*
Anthonie C. van Ekris	Same	MachTen Inc.	Common Stock	$28,080	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Trustee and Officer Compensation

No trustee, officer, or employee of the Manager, G.distributors, LLC (“G.distributors” or the “Distributor”), or an affiliated company receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer, or employee of the Manager or any of its affiliates, $3,000 per annum plus $500 per meeting attended in person or by telephone, and reimburses each Trustee for related travel and other out of pocket expenses. All Board committee members receive $500 per meeting attended, and the Chairman of the Audit Committee and the Lead Independent Trustee receive an additional $1,000 per annum. A Trustee may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for participation in certain meetings held on behalf of multiple funds.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees. No Officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the calendar year ended December 31, 2023

COMPENSATION TABLE

Aggregate Compensation from Registrant

(Fiscal Year)

Name and Position	Aggregate Compensation from the Fund*	Total Compensation from the Fund Complex**
Mario J. Gabelli Chairman of the Board And Chief Investment Officer	$0	$0	(0)
Elizabeth C. Bogan Trustee	$5,000	$152,000	(12)
Anthony J. Colavita Trustee	$6,000	$187,000	(18)
Vincent D. Enright Trustee	$8,000	$225,000	(17)
Robert C. Kolodny Trustee	$5,000	$14,000	(2)
Anthonie C. van Ekris Trustee	$5,000	$217,000	(23)

*	Represents the total compensation paid to such persons for the fiscal year ended September 30, 2023.
**	Represents the total compensation paid to such persons for the fiscal year ended September 30, 2023. The parenthetical number represents the number of investment companies (including the Fund) or portfolios that are considered part of the Gabelli Fund Complex.

Proxy Voting Policies

The Fund has delegated the voting of portfolio securities to the Manager. The Manager has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Manager has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Manager exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee (“Committee”) comprised of senior representatives of the Manager and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GAMI”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of an issuer’s board of directors/trustees and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of an issuer’s board of directors/trustees and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the board of directors/trustees but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted. The Manager subscribes to Institutional Shareholders Services (“ISS”) and Glass Lewis & Co. LLC (“Glass Lewis”), which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and Glass Lewis is for informational purposes only.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GAMI, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Manager and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Manager should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GAMI analysts. The Chief Investment Officer or the GAMI analyst may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the Committee is one with respect to which a conflict of interest may exist between the Manager and its clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more Manager may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Manager and/or the principal underwriters, on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Fund to determine a resolution.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30 no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders for their approval.

As of December 31, 2023, the following persons were known to own of record or beneficially 5% or more of the Fund’s outstanding shares:

Name and Address	% of Fund	Nature of Ownership

Class AAA

Mario J. Gabelli Greenwich, CT 06830-7072	39.63%*	Beneficial

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	8.09%	Record

First Clearing Corp LLC Saint Louis, MO 63103-2523	10.02%	Record

National Financial Services LLC Jersey City, NJ 07310-1995	10.48%	Record

Class A

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager Minneapolis, MN 55401-7554	79.79%	Record

Name and Address	% of Fund	Nature of Ownership

Class C

Pershing LLC Jersey City, NJ 07399-0001	20.32%	Record

Charles Schwab & Co Inc. Special Custody Acct FBO Customers Attn Mutual Funds San Francisco, CA 94105-1901	8.33%	Record

National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ 07310-1995	6.03%	Record

UMB Bank NA CUST IRA FBO Joyce R Schenley Boca Raton, FL 33431-5421	5.44%	Record

American Enterprise Investment SVC Minneapolis, MN 55402-2405	10.09%	Record

Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 St. Petersburg, FL 33716-1100	8.44%	Record

Morgan Stanley Smith Barney LLC For the Exclusive Benefits of its Customers New York, NY 10004-1965	22.71%	Record

*	Includes shares directly and indirectly beneficially owned by Mr. Gabelli as a result of his position as a controlling person of certain shareholders. It also includes 5.65% of the shares of the Fund that are held by discretionary client accounts of GAMCO Asset Management Inc., which are also included under First Clearing Corporation, LLC. Mr. Gabelli disclaims beneficial ownership of shares held by discretionary client accounts of GAMCO Asset Management Inc.

As of December 31, 2023, the outstanding voting securities of the Fund consisted of 4,615,355,931 shares of beneficial interest. As a group, the officers and Trustees of the Trust (other than Mr. Gabelli) owned beneficially, directly or indirectly, less than 1% of its outstanding voting shares. Mr. Gabelli owned beneficially, directly or indirectly, 39.31% of the Fund’s outstanding voting shares.

THE MANAGER

Manager

The Manager, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies as well as one fund that trades on the London Stock Exchange and three funds within a Luxembourg SICAV, with combined aggregate net assets of approximately $19.1 billion as of September 30, 2023. The Manager is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a New York corporation, whose Class A Common Stock is traded on the OTCQX under the symbol, “GAMI.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Manager on the basis of his controlling interest in GAMI. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GAMI. The Manager has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately of $10.1 billion as of September 30, 2023; Teton Advisors, LLC, and its affiliated investment adviser, Keeley-Teton Advisers, LLC (previously Teton Advisors, Inc., with assets under management of approximately $1.3 billion as of September 30, 2023), acts as investment adviser to The TETON Westwood Funds and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.59 billion as of September 30, 2023. Teton Advisors, Inc. was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP the principal shareholder of Teton Advisors, Inc., the parent of Teton Advisors LLC as of September 30, 2023. Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire business operations and personnel to a new wholly-owned subsidiary, Teton Advisors, LLC. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

The Manager currently serves as investment adviser to the Fund pursuant to a management agreement with the Trust (the “Management Agreement”). Pursuant to the Management Agreement, the Manager furnishes a continuous investment program for the Fund’s portfolio, makes day to day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. Under the Management Agreement, the Manager also is obligated to keep certain books and records of the Trust in connection therewith. The Manager is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in portfolio management. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its directors, officers, and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. Services furnished by the Manager under the Management Agreement may be furnished by any such directors, officers, or employees of the Manager. In connection with the services it renders, the Manager bears all of the Trust’s expenses, including, without limitation, the following:

(a)	the salaries and expenses of all personnel of the Trust and the Manager;

(b)	all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust, as described below;

(c)	the costs and expenses payable to BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “Sub-Administrator”) pursuant to a sub-administration agreement between the Manager and the Sub-Administrator (the “Sub-Administration Agreement”);

(d)	the fees and expenses of Trustees who are not affiliated with the Manager;

(e)	the fees and certain expenses of the Trust’s Custodian, Transfer Agent and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

(f)	the fees and expenses of the Trust’s legal counsel and the independent registered public accounting firm;

(g)	all taxes and business fees payable by the Trust to governmental agencies;

(h)	the fees of any trade association of which the Trust is a member;

(i)	the cost of share certificates representing shares of the Trust, if any;

(j)	the cost of fidelity insurance and Trustees’ and Officers’ professional liability and errors and omissions insurance, if any;

(k)	the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statement and prospectus for such purposes;

(l)	allocable communications expenses with respect to investor services and all expenses of shareholders and Trustees’ meetings and of preparing, printing, and mailing reports to shareholders;

(m)	any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act, if any; and

(n)	the fees and expenses of each series of the Trust in connection with the management, investment, and reinvestment of the assets of each such series.

Under the terms of the Management Agreement, notwithstanding anything in the Management Agreement to the contrary, the Trust is only responsible for the payment of the following expenses: (a) the fee payable to the Manager, (b) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, and (c) litigation and indemnification expenses and any other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The Management Agreement in no way restricts the Manager from acting as an investment adviser to others. The Trust has agreed by the terms of the Management Agreement that the Trust may use the name “Gabelli” only for so long as the Management Agreement or any amendment, renewal, or extension thereof remains in effect or for so long as the Manager is responsible for the portfolio management and administrative services for the Trust. The Trust has further agreed that in the event that for any reason, the Manager ceases to be responsible for the portfolio management and administrative services of the Trust, the Trust will, unless the Manager otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”

The Management Agreement is terminable without penalty by either party upon not less than sixty days written notice. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder, except to the extent otherwise provided by order of the SEC, or any rule under the 1940 Act, and except to the extent the 1940 Act no longer provides for automatic termination, in which case the approval of a majority of the independent Trustees is required for any “assignment.” By its terms, the Management Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Management Agreement.

As compensation for its services and the related expenses borne by the Manager, the Trust pays the Manager a fee, computed daily and payable monthly, at the annual rate of 0.08% of the Fund’s average daily net assets, payable out of the Fund’s net assets. During the fiscal years ended September 30, 2023, September 30, 2022 and September 30, 2021, the investment advisory fees accrued to the Manager totaled $2,682,324, $1,544,162, and $1,645,104, respectively. During the year ended September 30, 2023, the Manager did not waive any advisory fees.

The Sub-Administrator

The Manager has entered into a Sub-Administration Agreement with BNY, which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund’s operations except those performed by the Manager under its management agreement; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board Meetings, including the mailing of all Board materials, and collates the same materials into the Board books; and assists in the drafting of minutes of the Board meetings; (d) prepares reports to the Fund’s shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the “Code”), and the Fund’s investment restrictions; (g) furnishes to the Manager with such statistical and other factual information and information regarding economic factors and trends as the Manager from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Manager pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Manager as follows: up to $10 billion—0.0275%; $10 billion to $15 billion—0.0125%; $15 billion to $20 billion—0.0100%; over $20 billion–0.008%. The Sub-Administrator’s fee is paid by the Manager and will result in no additional expense to the Trust, however, the Fund pays the Sub-Administrator’s out-of-pocket costs.

Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as the Fund’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”), One Manhattan West, New York, New York 10001, independent registered public accounting firm, has been selected to audit the Fund’s annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Fund’s cash and securities (the “Custodian”). SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), located at, 430 W 7th Street, Suite 219204, Kansas City, Missouri 64105-1407, performs the shareholder services and acts as the Fund’s transfer agent and dividend disbursing agent. Neither State Street nor SS&C GIDS assists in or is responsible for investment decisions involving assets of the Fund.

The Distributor

The Trust, on behalf of the Fund, has entered into a Distribution Agreement with the Distributor, a Delaware limited liability company which is a wholly owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a no-load basis at no cost to the Fund. In connection with the sale of the Fund’s shares, the Trust has authorized the Distributor to give only such information and to make only such statements and representations as are contained in the Fund’s prospectus or SAI. Sales may be made only by prospectus, which may be delivered personally or through the mail. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and bears all costs of preparing, printing, and distributing reports and prospectus used by the Trust in connection with the sale of the Fund’s shares and all sales literature printed, fund expenses, and expenses in connection with the foregoing.

The Distribution Agreement is terminable by the Distributor or the Trust at any time without penalty on not more than sixty days nor less than thirty days written notice, provided that termination by the Trust must be directed or approved by the Trustees, by the vote of the holders of a majority of the outstanding voting securities of the Trust, or by written consent of a majority of the Independent Trustees. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Trustees or by a majority of the outstanding voting shares of the Trust, and in either case, also by a majority of the Independent Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Manager is responsible for all decisions to buy and sell securities for the Fund, arranging the execution of portfolio transactions on the Fund’s behalf, and selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters, and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Fund does not normally incur any brokerage commission expense on such transactions. There have been no brokerage commissions incurred by the Fund since its commencement of operations. The instruments purchased by the Fund are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions. During its fiscal year ended September 30, 2023, the Fund did not purchase securities of its regular broker-dealers or their parents.

PURCHASE OF SHARES

The procedures for purchasing shares of the Fund are summarized in the Fund’s prospectus under “Purchase of Shares”.

RETIREMENT PLANS

The Trust has available an Individual Retirement Account, including “Roth” IRAs, and SEP IRAs, (collectively, “IRAs”), for investment in Fund shares, which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual. There is no minimum for additional investments in an IRA.

Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $5,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and/or their income level. However, dividends and distributions held in such accounts are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for their spouse under the same conditions and contribute a maximum of $10,000 annually to both IRAs provided that no more than $5,000 may be contributed to the IRA of either spouse. Investors satisfying statutory income levels requirements may make non-deductible contributions of up to $10,000 annually to a Roth IRA, distributions from which are not subject to tax if a statutory five year holding period requirement is satisfied. Individuals of age 50 or over may make catch-up contributions of an additional $1,000.

Investors who are self-employed may purchase shares of the Fund through tax deductible contributions to retirement plans for self- employed persons, known as Keogh or H.R. 10 plans; the Fund does not currently act as sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans” which give participants the right to defer portions of their compensation for investment on a tax deferred basis until distributions are made from the plans. The minimum initial investment for such plans is $1,000 and there is no minimum for additional investments.

Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans, which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

REDEMPTION OF SHARES

The procedures for redemption of shares of the Fund are summarized in the prospectus under “Redemption of Shares.” The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any ninety day period for any one shareholder.

None of the Manager, the Transfer Agent, the Trust, or any of their affiliates or agents will be liable for any loss, expense, or cost when acting upon any oral, wired, or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within seventy-two hours of the telephone transaction, verifying the account name, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If a shareholder is unable to contact the Trust by telephone, a shareholder may mail the redemption request to the Distributor at The Gabelli Funds, P.O. Box 219204, Kansas City, Missouri 64121- 9204.

Frequent Purchases and Redemptions of Fund Shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without redemption fees. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares will increase the Fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the Manager. Most portfolio transaction costs are not included in the Fund’s annual operating expenses shown in the Fund’s fee table in its prospectus, but do detract from the Fund’s performance.

The boards of the various non-money market Gabelli mutual funds have approved policies and procedures that are intended to discourage such trading practices in those mutual funds and that may apply to exchanges from or into the Fund. If you plan to exchange your money market shares for shares of another fund, please read the prospectus of that other mutual fund.

DETERMINATION OF NET ASSET VALUE

The method for determining the public offering price of the Fund’s shares and the NAV is summarized in the prospectus under “Pricing of Fund Shares.”

The Fund relies on Rule 2a-7 under the 1940 Act to use the amortized cost valuation method to stabilize the purchase and redemption price of its shares at $1.00 per share. This method of valuation involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of interest rate fluctuations on the market value of the securities. While reliance on Rule 2a-7 should enable the Fund, under most conditions, to maintain a $1.00 share price, there can be no assurance that the Fund will be able to do so, and an investment in the Fund is neither insured nor guaranteed by the U.S. Government.

As required by Rule 2a-7, the Trustees have adopted the following policies relating to the Fund’s use of the amortized cost method:

(a)	The Trustees have established procedures that they consider to be reasonably designed, taking into account current market conditions affecting the Fund’s investment objective, to stabilize its NAV at $1.00 per share.

(b)	The Trustees (i) have adopted procedures whereby the extent of deviation between the current NAV calculated using available market quotations or market-based quotations from the Fund’s amortized cost price per share will be determined at such intervals as the Trustees deem appropriate and reasonable in light of current market conditions, (ii) will periodically review the amount of deviation as well as the methods used to calculate the deviation, and (iii) will maintain records of the determination of deviation and the Trustees’ review thereof. In the event such deviation exceeds 3/10 of 1%, the Trustees will promptly consider what action, if any, should be taken to prevent the deviation from exceeding 1/2 of 1%. Where the Trustees believe the extent of deviation may result in material dilution or other unfair results to investors or redeeming shareholders, they shall take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. The Trustees have delegated to the Manager the function of monitoring the extent of deviation.

(c)	The Fund will seek to maintain a dollar weighted average portfolio maturity appropriate to its objective; provided, however, that it must not purchase any instrument with a remaining maturity (as determined pursuant to Rule 2a-7) longer than 397 days nor maintain a dollar weighted average portfolio maturity that exceeds sixty days nor maintain a dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) that exceeds 120 days.

(d)	The Fund will limit its portfolio investments, including repurchase agreements, to those United States dollar denominated securities which the Manager, acting in accordance with procedures and guidelines approved by the Trustees, determines to be of eligible quality and to present minimal credit risks. The Fund will invest in cash, U.S. Treasury obligations and repurchase agreements collateralized by cash or U.S. Treasury obligations. The types of U.S. Treasury obligations in which the Fund will invest include (1) bills, notes, and bonds issued by the U.S. Treasury that are direct obligations of the U.S. Government and (2) component parts of U.S. Treasury notes and bonds, namely, either the corpus (principal) of such Treasury obligations or one or more of the interest payments scheduled to be paid on such obligations.

(e)	The Fund will record, maintain, and preserve permanently in an easily accessible place a written copy of the procedures described above and will record, maintain, and preserve for a period of not less than six years (two years in an easily accessible place) a written record of the Trustees’ considerations and actions taken in connection with the discharge of their obligations set forth above.

While the procedures adopted by the Trustees have been designed to enable the Fund to achieve its investment objective of high current income consistent with preservation of principal and liquidity, there can be no assurance that a constant share price of $1.00 will be maintained. In the event that market conditions or changes in issuer creditworthiness result in a substantial deviation between the Fund’s $1.00 amortized cost price per share and its NAV based on the market value of the Fund’s portfolio, the Trustees will take such action as they deem appropriate to eliminate or reduce to the extent possible any dilution of shareholder interests or other unfair results to existing shareholders or investors. Such action may include basing the purchase and redemption price of Fund shares on the Fund’s market based NAV, with the result that the Fund’s price per share may be higher or lower than $1.00.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the valuation designee under procedures established pursuant to Rule 2a-5. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company; (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of U.S. exchanges; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Fund may (as needed) obtain valuations on the basis of prices provided by a pricing service overseen by the valuation designee. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value by the valuation designee under procedures established pursuant to Rule 2a-5. Additional information on fair valuation is provided in the Fund’s prospectus under “Pricing of Fund Shares.”

TAXATION

The following is a summary of certain material U.S. Federal income tax considerations regarding the purchase, ownership, and disposition of shares of the Fund. This summary does not address all of the potential U.S. Federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each current and prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund. The Fund has elected to be, and intends to continue to qualify, as a “regulated investment company” under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income.

The Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in “qualified publicly traded partnerships”, i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their gross income from interest, dividends, capital gains, and other types of income listed in this clause (a); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers in which the Fund owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. There can be no assurance that the Fund will meet all the requirements for such qualification each year.

As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders, provided that it distributes to its shareholders at least the sum of (i) 90% of its “investment company taxable income”, i.e., taxable income other than its net realized long-term capital gain over its net realized short- term capital loss, plus or minus certain adjustments, and (ii) 90% of its net tax exempt income for the taxable year. The Fund will be subject to income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% Federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to, at a minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its net capital gains in excess of its capital losses for the twelve month period ending, as a general rule, on October 31 of the calendar year, and (3) all ordinary income and net capital gains for prior years that were not previously distributed and on which no Federal income tax was paid. The Fund intends to avoid the excise tax by making timely distributions.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to U.S. Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Provided that certain holding period and other requirements are met, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets, i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated, in order to qualify as a regulated investment company in a subsequent year.

Generally, you will owe tax on the amounts the Fund distributes to you, regardless of whether you receive these amounts in cash or reinvest them in additional Fund shares. Shareholders not subject to tax on their income generally will not be required to pay any tax on amounts distributed to them. Federal income tax on distributions to an IRA or to a qualified retirement plan will generally be deferred. Dividends and capital gain distributions are generally taxable when you receive them; however, if a distribution is declared by the Fund in October, November, or December to shareholders of record on a specified date in such a month, but not paid until January of the following year, it will be considered to be paid on December 31 in the year in which it was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum federal rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate share of the undistributed amount, (b) will be entitled to credit their proportionate share of the 21% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 79% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Capital gains, if any, derived from sales of portfolio securities held by the Fund will generally be reported as long-term or short-term. Distributions from the Fund’s long-term capital gains are, for individuals, generally taxed at favorable long-term capital gains rates regardless of how long you have owned shares in the Fund. Dividends from other sources (including short-term capital gains) are generally taxed as ordinary income. The Fund does not expect that any portion of its dividends will be treated as qualified dividend income eligible for taxation at long-term capital gain rates for shareholders that are individuals. Distributions and dividends may be subject to state and local taxes. Shortly after the end of each year, you will receive from the Fund a statement of the amount and nature of the distributions made to you during the year.

Upon sale, exchange, or redemption of your Fund shares, you will realize a taxable gain or loss equal to the difference between the amount realized and your basis in the shares. Such gain or loss will be treated as capital gain or loss if you hold the shares as capital assets, and will be long- term capital gain or loss if you held the shares for more than one year and short-term capital gain or loss if you held the shares for one year or less. Non-corporate shareholders are currently subject to tax at a maximum federal rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. Any loss realized on a sale, exchange, or redemption will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a sixty-one day period beginning thirty days before and ending thirty days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss you realize on the sale of a Fund share held for six months or less will be treated for U.S. federal income tax purposes as a long- term capital loss to the extent of any distributions or deemed distributions of long-term capital gains you received with respect to such share. An exchange from one share class within a fund to another share class within the same fund is not a taxable transaction provided that such classes have identical rights with respect to fund assets.

The Fund may be required to withhold (currently at a rate of 24%), for U.S. federal income tax purposes, a portion of the dividends, distributions, and redemption proceeds payable to you if (i) you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or (ii) you or the Fund have been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against your U.S. Federal income tax liability if proper documentation is provided.

Notices; Other Taxes

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions, and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions, and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Dividends by the Fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on your Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding, and certification obligations (including, if applicable, complying with an Intergovernmental Agreement), (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on gross proceeds from a sale or disposition of Fund shares or on certain capital gain distributions. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

DESCRIPTION OF THE FUND’S SHARES

Description of Shares, Voting Rights, and Liabilities

The Fund is the sole series of shares of beneficial interest (par value $0.001) of the Trust. The Fund consists of three classes of shares: Class AAA, Class A, and Class C. The Trustees are authorized to designate one or more additional series of shares of beneficial interest of the Trust, each series representing a separate investment portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see “Redemption of Shares”), and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

Shares have no preference, preemptive, conversion, or similar rights. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Fund sends semi-annual and annual reports to all of its shareholders, which include a list of the Fund’s portfolio securities and the Fund’s financial statements, which shall be audited annually. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual, and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust, or the By-Laws of the Trust. In addition, the

Trust will call a special meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees, if requested to do so by the holders of at least 10% of the Trust’s outstanding shares, and the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

Shares of the Trust have noncumulative voting rights which means that the holders of more than 50% of shares can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect a person or persons as Trustees. The Transfer Agent does not issue certificates evidencing Fund shares.

FINANCIAL STATEMENTS

The Fund’s financial statements for the fiscal year ended September 30, 2023, including the Report of EY independent registered public accounting firm, are incorporated herein by reference to the Fund’s 2023 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI or through the Internet at www.gabelli.com. EY provides audit services, tax return preparation and assistance and other assurance services in connection with certain SEC filings.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(i)	Certificate of Trust, dated May 21, 1992, is incorporated by reference to Pre- Effective Amendment No. 1 to the Registration Statement as filed with the SEC on August 26, 1992.

(a)(ii)	Certificate of Amendment to the Certificate of Trust dated August 18, 1992 is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement as filed with the SEC via EDGAR on January 31, 1997 (Accession No. 0000927405-97-000023) (“Post-Effective Amendment No. 6”).

(a)(iii)	Agreement and Declaration of Trust, dated May 21, 1992, is incorporated by reference to Post-Effective Amendment No. 6.

(b)	Amended and Restated By-Laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed with the SEC via EDGAR on November 25, 2009 (Accession No. 0000950123-09-065985).

(c)(i)	Certificate of Designation of Class A Shares, dated August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement as filed with the SEC via EDGAR on January 28, 2009 (Accession No. 0000935069-09-000169) (“Post-Effective Amendment No. 23”).

(c)(ii)	Certificate of Designation of Class C Shares, dated August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 23.

(d)(i)	Management Agreement between the Registrant and Gabelli Funds, Inc., dated December 16, 1994, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via EDGAR on February 1, 1996 (Accession No. 0000927405-96-000036).

(d)(ii)	Amendment to the Management Agreement between the Registrant and Gabelli Funds, LLC, dated November 17, 1999, is incorporated by reference to Post- Effective Amendment No. 10 to the Registration Statement as filed with the SEC via EDGAR on November 29, 1999 (Accession No. 0000927405-99- 000362) (“Post-Effective Amendment No. 10”).

(d)(iii)	Amendment No. 2 to the Management Agreement between the Registrant and Gabelli Funds, LLC, dated November 16, 2010, is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed with the SEC via EDGAR on January 28, 2011 (Accession No. 0000950123-11-006730) (“Post-Effective Amendment No. 26”).

(e)(i)	Distribution Agreement between the Registrant and G.distributors, LLC, dated August 1, 2011, is incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement as filed with the SEC via EDGAR on January 27, 2012 (Accession No. 0001193125-12-026938).

(f)	Not Applicable.

(g)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated August 18, 1992, is incorporated by reference to Post-Effective Amendment No. 6.

(h)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated August 18, 1992, is incorporated by reference to Post-Effective Amendment No. 6.

(i)(i)	Opinion of Counsel is incorporated herein by reference and was previously filed with Registrant’s Post-Effective Amendment No. 10.

(i)(ii)	Consent of Paul Hastings LLP, is filed herewith.

(j)(i)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

(j)(ii)	Powers of Attorney for Elizabeth C. Bogan, Anthony J. Colavita, Vincent D. Enright, Mario J. Gabelli, Robert C. Kolodny, and Anthonie C. van Ekris, dated January 27, 2023, is incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement as filed with the SEC via EDGAR on January 27, 2023 (Accession No. 0001193125-23-017447).

(k)	Not Applicable.

(l)	Share Purchase Agreement for Class AAA Shares, dated August 6, 1992, is incorporated by reference to Post-Effective Amendment No. 6.

(m)	Not Applicable.

(n)	Amended and Restated Multiclass Plan is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as filed with the SEC via EDGAR on November 14, 2008 (Accession No. 0000935069-08-002659).

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management, Inc., G.research, LLC. G.distributors, LLC, Gabelli & Partners, LLC, and Gabelli & Company Investment Advisers, Inc. dated August 3, 2023, is filed herewith.

Item. 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item. 30.	Indemnification

To the extent consistent with Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Sections 2 and 3 of Article VII of the Registrant’s Agreement and Declaration of Trust and Article VI of the Registrant’s Amended and Restated By-Laws, Trustees, officers and employees of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

Reference is made to Sections 2 and 3 of Article VII of Registrant’s Agreement and Declaration of Trust and Article VI of the Registrant’s Amended and Restated By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Agreement and Declaration of Trust, its Amended and Restated By-Laws, the Management Agreement, the Sub-Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act.

Item. 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Manager”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Manager also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Manager during the past two fiscal years is incorporated by reference to the Form ADV filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item. 32.	Principal Underwriter

(a)	G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The TETON Westwood Funds, the KEELEY Funds, Gabelli Innovations Trust, and the Gabelli ETFs Trust.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item. 33	Location of Accounts and Records

Information on the physical possession of accounts, books, and other documents is included in the Registrant’s filing on Form N-CEN filed with the Securities and Exchange Commission on December 13, 2023.

Item. 34.	Management Services

Not Applicable.

Item. 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI MONEY MARKET FUNDS, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 49 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 49 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York, on the 26th day of January, 2024.

THE GABELLI MONEY MARKET FUNDS

By:	/s/ John C. Ball
John C. Ball
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 49 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ John C. Ball	President and Principal Executive Officer	January 26, 2024
John C. Ball

/s/ John C. Ball	Principal Financial Officer and Treasurer	January 26, 2024
John C. Ball

Mario J. Gabelli*	Trustee	January 26, 2024
Mario J. Gabelli

Elizabeth C. Bogan*	Trustee	January 26, 2024
Elizabeth C. Bogan

Anthony J. Colavita*	Trustee	January 26, 2024
Anthony J. Colavita

Vincent D. Enright*	Trustee	January 26, 2024
Vincent D. Enright

Robert C. Kolodny*	Trustee	January 26, 2024
Robert C. Kolodny

Anthonie C. van Ekris*	Trustee	January 26, 2024
Anthonie C. van Ekris

*By:	/s/ John C. Ball
John C. Ball
Attorney-in-Fact